UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2023

NEW YORK COMMUNITY BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31565	06-1377322
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

102 Duffy Avenue, Hicksville, New York 11801

(Address of principal executive offices)

(516) 683-4100

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	NYCB	New York Stock Exchange
Bifurcated Option Note Unit SecuritiES SM	NYCB PU	New York Stock Exchange
Fixed-to-Floating Rate Series A Noncumulative Perpetual Preferred Stock, $0.01 par value	NYCB PA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02. Unregistered Sales of Equity Securities.

As part of the consideration associated with the assumption of certain of the deposits and certain other identified liabilities, and acquisition of certain assets, of Signature Bridge Bank, N.A. (“Signature Bridge Bank”) by Flagstar Bank, N.A., a wholly owned subsidiary of New York Community Bancorp, Inc. (the “Company”), from the Federal Deposit Insurance Corporation, as receiver for Signature Bridge Bank (the “FDIC Receiver”), the Company issued to the FDIC Receiver an Equity Appreciation Instrument (the “EAI”). The transaction with the FDIC Receiver and the issuance of the EAI were previously reported in the Company’s Current Report on Form 8-K filed on March 20, 2023.

On March 31, 2023, in connection with the exercise of the EAI by the FDIC Receiver, the Company issued to the FDIC Receiver 39,032,006 shares of the Company’s common stock pursuant to the EAI. The Company did not receive any additional proceeds for the shares, which were issued in a private placement conducted pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, and Regulation D promulgated thereunder. The exemption is available to the Company because the issuance did not involve any public offering.

The FDIC Receiver agreed to not transfer such shares of Company common stock it acquired (“Subject Stock”) until April 28, 2023 and will use all reasonable efforts to sell all Subject Stock by no later than the fortieth day after April 28, 2023. To the extent that the FDIC Receiver is unable to sell the Subject Stock by such 40-day period, the Signature Bank Receiver and the Company agree to use reasonable efforts to complete the sale as promptly as practical after the end of such 40-day period. The Company has granted the FDIC Receiver registration rights to facilitate the sale of the Subject Stock.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 31, 2023	NEW YORK COMMUNITY BANCORP, INC.

/s/ Salvatore J. DiMartino
Name: Salvatore J. DiMartino
Title: Execution Vice President and Chief of Staff to the CEO